Exhibit 23.0

                         CLARK, SCHAEFER, HACKETT & CO.
                          Certified Public Accountants


                         Consent of Independent Auditors


We hereby consent to the incorporation by reference in Registration Statement No. 333-25199 of Kenwood Bancorp Inc. on form S-8 of our report dated October 31, 1997, appearing in this Annual Report on Form 10K of Kenwood Bancorp Inc. for the year ended September 30, 1997.





/s/CLARK, SCHAEFER, HACKETT & CO.
Cincinnati, OH

December 24, 1997